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                                                                    EXHIBIT 99.8

                              STANDSTILL AGREEMENT



         This Standstill Agreement, dated as of November 15, 2000, among Continental Airlines, Inc., a Delaware corporation ("Continental"), Northwest Airlines Holdings Corporation, a Delaware corporation ("NW Holdings"), Northwest Airlines Corporation, a Delaware corporation ("NW Parent"), and Northwest Airlines, Inc., a Minnesota corporation ("Northwest").

         WHEREAS, Continental, NW Holdings, NW Parent, Northwest and Air Partners, L.P. have entered into that certain Omnibus Agreement dated as of November 15, 2000 (the "Omnibus Agreement");

         WHEREAS, as provided in the Omnibus Agreement, at the Closing, Continental will repurchase from NW Holdings, NW Parent, Northwest and their Affiliates 6,685,279 shares of the Class A Common Stock, and in connection with the Reclassification, each issued share of Class A Common Stock, including the remaining shares owned by NW Holdings, NW Parent, Northwest and their Affiliates, will be reclassified, changed and converted, into 1.32 shares of Class B Common Stock;

         WHEREAS, Continental, NW Holdings, NW Parent and Northwest desire to establish in this Standstill Agreement certain terms and conditions that will become effective at the Effective Time concerning the acquisition, disposition and voting of securities of Continental by NW Holdings, NW Parent, Northwest and their Affiliates, and related provisions concerning the relationship of NW Holdings, NW Parent, Northwest and their Affiliates with Continental; and
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         WHEREAS, the parties' entering into this Standstill Agreement is a condition to the parties entering into the Omnibus Agreement.

         NOW, THEREFORE, Continental, NW Holdings , NW Parent and Northwest, intending to be legally bound, hereby agree, from and after the Effective Time until the termination of this Standstill Agreement in accordance with its terms, as follows:

                                    SECTION 1

                              STANDSTILL AND VOTING

         Section 1.01. Acquisition of Voting Securities: (a) NW Holdings, NW Parent and Northwest each covenant and agree that each of them and their respective Affiliates shall not Beneficially Own any Voting Securities in excess of the Permitted Percentage.

         (b) Except as expressly provided herein, NW Holdings, NW Parent and Northwest shall not permit any Affiliate of any of them to Beneficially Own any Voting Securities that, when added to the Voting Securities Beneficially Owned by NW Holdings, NW Parent and Northwest and their respective Affiliates, shall exceed the Permitted Percentage.

         (c) If at any time any of NW Holdings, NW Parent and Northwest becomes aware that it and its Affiliates Beneficially Own Voting Securities in excess of the Permitted Percentage, then NW Parent shall promptly notify Continental, and NW Holdings, NW Parent and Northwest shall promptly take all actions necessary to reduce the amount of Voting Securities Beneficially Owned by such Persons to an amount not greater than the Permitted Percentage.

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         Section 1.02. Voting Agreement - Voting Securities. NW Holdings, NW
Parent and Northwest shall cause the Voting Securities Beneficially Owned by them and their Affiliates (a) to be voted or consented on all matters submitted to a vote of Continental's stockholders, other than the election of directors, either (i) in the case of a vote at a stockholders meeting, in the same proportion as the votes cast by other holders of Voting Securities, and (ii) in the case of written consents, so that the percentage of Voting Securities Beneficially Owned by them consented to on any matter equals the percentage of all other outstanding Voting Securities so consented; provided, that with respect to any vote on a CO Change of Control, such shares may be voted at the direction of NW Holdings and (b) in the election of directors, to be voted, at the option of NW Holdings, either (i) as recommended by the Board of Directors or (ii) in the same proportion as the votes cast by the other holders of Voting Securities.

         Section 1.03. Further Restrictions on Conduct-Voting Securities. NW Holdings, NW Parent and Northwest, as applicable, covenant and agree that:

         (a) except in connection with the performance of the Alliance Agreement and the negotiation of the agreements contemplated thereby, and except in connection with the exercise of rights expressly granted to the holder of the Series B Preferred Stock by the Certificate of Incorporation, including the Certificate of Designations for the Series B Preferred Stock, none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall otherwise act, alone or in concert with others, to seek to affect or influence the Board of Directors or the control of the management of Continental or the businesses, operations, affairs, financial matters or policies of

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Continental, including, without limitation, taking any action to seek representation on the Board of Directors or the board of directors of any Affiliate of Continental (it being agreed that this paragraph shall not prohibit NW Holdings and its Subsidiaries, and their respective directors, officers and employees, from (i) engaging in ordinary course business activities with Continental and its Subsidiaries or (ii) having nonpublic lawful communications with directors, officers and employees of Continental regarding ordinary course business activities, it being understood that such matters shall not include matters that, under applicable antitrust laws, could not lawfully be discussed among competitors);

         (b) none of NW Holdings, NW Parent, Northwest or any of their Affiliates shall (i) deposit any Voting Securities Beneficially Owned by any of them into any voting trust or (ii) subject any such Voting Securities to any proxy (other than a revocable proxy granted to any director, officer or employee of NW Holdings, NW Parent or Continental, or any counsel for Northwest, NW Holdings or NW Parent, or any corporate trust officer or Wilmington Trust Company or a national trust company, in each case solely for the limited purpose of voting the Voting Securities as required or permitted by this Standstill Agreement, the voting direction for which has been given by NW Holdings, NW Parent or Northwest), agreement, arrangement or understanding (written or otherwise) with respect to the voting of or consenting with respect to such Voting Securities or other agreement, arrangement or understanding (written or otherwise) having similar effect;

         (c) none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall initiate or propose any stockholder proposal or action or make, or in any way participate in or encourage, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on the date hereof) to vote or provide written consents with respect to, or seek to influence any Person (other than each other


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with respect to the immediately succeeding clause) with respect to the voting of or consenting with respect to, any Voting Securities, or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act, as in effect on the date hereof) in any election contest with respect to the election or removal of any director of Continental or in opposition to the recommendation of the majority of the directors of Continental with respect to any other matter;

         (d) none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other Person (other than with each other as expressly permitted hereunder with respect to holding, voting or disposing of Voting Securities) or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act (other than among themselves as expressly permitted hereunder with respect to holding, voting or disposing of Voting Securities), for the purpose of acquiring, holding, voting or disposing of Voting Securities;

         (e) none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall induce or attempt to induce or give encouragement to any other Person to initiate, or initiate themselves, any proposal or tender or exchange offer for Voting Securities or change of control of Continental, including a CO Change of Control;

         (f) none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall request Continental (or any of its directors, officers, employees or agents), directly or indirectly, to amend or waive any of the provisions of this Standstill Agreement (except in a manner that shall not require disclosure publicly or to third parties); and

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         (g) none of NW Holdings, NW Parent, Northwest or any of their respective Affiliates shall take any action inconsistent with the foregoing; provided that the restrictions set forth above in this Section 1.03 shall not apply (i) to any vote by NW Holdings or NW Parent with respect to a CO Change of Control as permitted by Section 1.02 of this Standstill Agreement or (ii) to Northwest acting as an alliance partner pursuant to the Alliance Agreement.

         Section 1.04 Reports. During the term of this Standstill Agreement, NW Holdings shall deliver to Continental, promptly after any Transfer of Voting Securities by NW Holdings, NW Parent, Northwest or any of their respective Affiliates, an accurate written report specifying the amount and class of Voting Securities so Transferred and the amount of each class of Voting Securities owned by them after giving effect to such Transfer; provided, however, that such reporting obligation may be satisfied with respect to any such Transfer that is reported in a statement on Schedule 13D pursuant to the Exchange Act and the rules thereunder by delivering promptly to Continental a copy of such Schedule 13D statement. Continental shall be entitled to rely on such reports and statements on Schedule 13D for all purposes of this Standstill Agreement.

                                    SECTION 2

                         REPRESENTATIONS AND WARRANTIES

         Section 2.01. Representations and Warranties of Continental. Continental represents and warrants to NW Holdings, NW Parent and Northwest that
(a) Continental is a corporation duly organized, validly existing and in good standing under the laws of the State of


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Delaware and has the corporate power and authority to enter into this Standstill
Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Standstill Agreement by Continental and the consummation by Continental of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Continental and no other corporate proceedings on the part of Continental are necessary to authorize this Standstill Agreement or any of the transactions contemplated hereby, and (c) this Standstill Agreement has been duly executed and delivered by Continental and constitutes a valid and binding obligation of Continental, and is enforceable against Continental in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

         Section 2.02. Representations and Warranties of NW Holdings. NW Holdings represents and warrants to Continental that (a) NW Holdings, NW Parent and Northwest are corporations duly organized, validly existing and in good standing under the laws of the state of their respective states of incorporation and each has the power and authority to enter into this Standstill Agreement and to carry out its respective obligations hereunder, (b) the execution and delivery of this Standstill Agreement by NW Holdings, NW Parent and Northwest and the consummation thereby of the transactions contemplated hereby have been duly authorized by all necessary action on their parts and no other proceedings on their parts are necessary to authorize this Standstill Agreement or any of the transactions contemplated hereby, and (c) this Standstill Agreement has been duly executed and delivered by each of NW Holdings, NW Parent and Northwest and constitutes a valid and binding obligation of each of them, and is enforceable


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against each of them in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at equity or at law).

                                    SECTION 3

                                  MISCELLANEOUS

         Section 3.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy) and shall be given,

         if to Continental, to:

         Continental Airlines, Inc.
         1600 Smith Street, Dept. HQSEO
         Houston, Texas  77002
         Fax: (713) 324-2687
         Attention: General Counsel and Chief Financial Officer

         with a copy to (which shall not constitute notice to Continental):

         Vinson & Elkins L.L.P.
         2300 First City Tower
         1001 Fannin
         Houston, TX 77002-6760
         Fax: (713) 758-2346
         Attention: Scott N. Wulfe

         and

         Morris, Nichols, Arsht & Tunnell
         1201 N. Market Street
         P.O. Box 1347
         Wilmington, DE  19899-1347
         Fax: (302) 658-3989
         Attention: Andrew M. Johnston


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         if to NW Holdings, to:

         Northwest Airlines Holdings Corporation
         5101 Northwest Drive
         St. Paul, Minnesota  55111
         Fax: (612) 727-4839
         Attention: General Counsel

         with a copy to (which shall not constitute notice):

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York  10017-3954
         Attention: Wilson Neely
         Fax: (212) 455-2502

         if to NW Parent, to:

         Northwest Airlines Corporation
         5101 Northwest Drive
         St. Paul, Minnesota  55111
         Attention: General Counsel
         Fax: (612) 726-7123

         with a copy to (which shall not constitute notice):

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York  10017-3954
         Attention: Wilson Neely
         Fax: (212) 455-2502

         if to Northwest, to:

         Northwest Airlines Corporation
         5101 Northwest Drive
         St. Paul, Minnesota  55111
         Attention: General Counsel
         Fax: (612) 726-7123

         with a copy to (which shall not constitute notice):

         Simpson Thacher & Bartlett
         425 Lexington Avenue
         New York, New York  10017-3954
         Attention: Wilson Neely
         Fax: (212) 455-2502


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or such address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective when delivered personally, telegraphed, or telecopies, or, if mailed, five business days after the date of the mailing.

         Section 3.02. Amendments; No Waivers.

         (a) Any provision of this Standstill Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 3.03. Successors and Assigns. The provisions of this Standstill Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 3.04. Governing Law; Consent to Jurisdiction. (a) This Standstill Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware.


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         (b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Standstill Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is being brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 3.01 shall be deemed effective service of process on such party.

         Section 3.05. Counterparts; Effectiveness. This Standstill Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Standstill Agreement shall become effective when each party hereto shall have received counterparts thereof signed by the other party hereto.

         Section 3.06. Specific Performance. The parties hereto each acknowledge and agree, and agree not to assert otherwise in any proceeding, that a breach or threatened breach of any of the provisions of this Standstill Agreement by a party will cause irreparable injury to the other parties to this Standstill Agreement for which remedies at law would be inadequate and, in


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recognition of that fact, agrees that, in the event of a breach or threatened breach by any of them of the provisions of this Standstill Agreement, in addition to any remedies at law, the aggrieved party, without posting any bond and without any showing of irreparable injury, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available. The provisions of this Section 3.06 are without prejudice to any other rights that the parties hereto may have for any breach of this Standstill Agreement. The parties further agree not to assert in any proceeding that grounds for any equitable relief are not satisfied.

         Section 3.07. Severability. If any term, provision, covenant or restriction of this Standstill Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Standstill Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided that the parties hereto shall negotiate in good faith to attempt to place the parties in the same position as they would have been in had such provision not been held to be invalid, void or unenforceable.

         Section 3.08. Non-Exclusivity. No action or transaction taken in accordance with the express provisions of, and as expressly permitted by, any provision of this Standstill Agreement shall be treated as a breach of any other provision of this Standstill Agreement, notwithstanding that such action or transaction shall not have been expressly excepted from such latter provision.

         Section 3.09. Effective Time; Termination. This Standstill Agreement shall become effective at the Effective Time and shall terminate on the earlier to occur of (a) the


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termination of the Alliance Agreement in accordance with its terms and (b)
Continental publicly announcing that it is seeking, or has entered into an agreement with, a Person to acquire a majority of the outstanding Voting Securities, whether by merger, tender offer or otherwise, or to acquire all or substantially all of Continental's airline assets.

                                    SECTION 4

                                   DEFINITIONS

         For purposes of this Standstill Agreement, the following terms shall have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Standstill Agreement); provided, that none of the B/C/P Group shall be an Affiliate of NW Parent, NW Holdings or Northwest for purposes of this Agreement.

         "Alliance Agreement" shall mean that certain Master Alliance Agreement dated as of January 25, 1998 between Northwest Airlines, Inc., an indirect wholly owned subsidiary of NW Holdings, and Continental, as in effect on the Closing, as such agreement may be subsequently amended from time to time.

         "Associate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement).

         "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.



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         "Board of Directors" shall mean the board of directors of Continental.

         "B/C/P Group" means David Bonderman, James Coulter or William S. Price, III, or any Person with respect to which one or more of them (i) directly or indirectly controls at least 50.1% of the voting power, (ii) directly or indirectly controls at least 50.1% of the equity, or (iii) directly or indirectly controls in a manner substantially similar to the control that the general partner of Air Partners, L.P., a Texas limited partnership ("Air Partners"), had over Air Partners pursuant to and as provided in the "Partnership Agreement" (as defined in the Investment Agreement, dated as of January 25, 1998, among NW Parent, NW Holdings, Air Partners, the Partners of Air Partners signatory thereto, Bonderman Family Limited Partnership, 1992 Air, Inc. and Air Saipan, Inc., as amended), which Persons described in clause (iii) shall include 1998 CAI Partners, L.P., a Texas limited partnership, under its partnership agreement and ownership structure in effect on November 20, 1998.

         "Class A Common Stock" shall mean shares of Class A Common Stock, par value $.01 per share, previously authorized by the amended and restated certificate of incorporation of Continental, which will be reclassified into Class B Common Stock in the Recapitalization.

         "Class B Common Stock" shall mean shares of Class B Common Stock, par value $0.01 per share, of Continental.

         "Closing" shall have the meaning set forth in the Omnibus Agreement.

         "CO Change of Control" shall have the meaning ascribed to such term in the Certificate of Designation for the Series B Preferred Stock.

         "Effective Time" shall have the meaning set forth in the Omnibus Agreement.


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         "Exchange Act" shall mean the Securities Exchange Act of 1934.

         "Omnibus Agreement" shall mean the Omnibus Agreement dated as of November 15, 2000 among Continental, NW Holdings, NW Parent, Northwest and Air Partners, L.P., as such agreement may be subsequently amended from time to time.

         "Permitted Percentage" shall mean the percentage of outstanding Voting Securities represented by the Shares immediately following the Effective Time; provided, however, that if NW Holdings, NW Parent, Northwest or any of their Affiliates shall Transfer any of the Shares such that they no longer Beneficially Own such Shares, the Permitted Percentage shall be reduced to the percentage of outstanding Voting Securities represented by the Shares Beneficially Owned by them immediately after such Transfer; and provided further, that if the Voting Securities Beneficially Owned by NW Holdings, NW Parent, Northwest and their respective Affiliates exceed the Permitted Percentage then in effect solely by reason of (i) a decrease in the outstanding Voting Securities or (ii) the rights issued to NW Holdings, NW Parent, Northwest and their respective Affiliates under the "Rights Agreement" (as defined in the Omnibus Agreement) having been distributed or having become exercisable, then the percentage of the outstanding Voting Securities Beneficially Owned by them as a result of the occurrence of (i) or (ii) shall become the Permitted Percentage.

         "Person" shall mean any individual partnership (limited or general), joint venture, limited liability company, corporation, trust, business trust, unincorporated organization, government or department or agency of a government.

         "Reclassification" shall have the meaning set forth in the Omnibus Agreement.


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         "Series B Preferred Stock" shall mean the Series B Preferred Stock of
Continental issued to Northwest as provided in the Omnibus Agreement.

         "Shares" shall mean the shares of Class B Common Stock Beneficially Owned by NW Holdings, NW Parent, Northwest and their respective Affiliates, immediately following the Effective Time.

         "Subsidiary" shall mean, as to any Person, any Person at least a majority of the shares of stock or other equity interests of which having general voting power under ordinary circumstances to elect a majority of the board of directors (or comparable governing body) thereof (irrespective of whether or not at the time stock or equity of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is, at the time as of which the determination is being made, owned by such Person, or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

         "13D Group" shall mean any group of Persons acquiring, holding, voting or disposing of Voting Securities which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder (as in effect, and based on legal interpretations thereof existing, on the date hereof) to file a statement on Schedule 13D with the Securities and Exchange Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such group beneficially owned Voting Securities representing more than 5% of any class of Voting Securities then outstanding.


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         "Transfer" shall mean any sale, exchange, transfer, pledge, encumbrance or other disposition, and "to Transfer" shall mean to sell, exchange, transfer, pledge, encumber or otherwise dispose of.

         "Voting Securities" shall mean at any time shares of any class of capital stock of Continental that are then entitled to vote generally in the election of directors including, without limitation, Class B Common Stock.












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

         IN WITNESS WHEREOF, the parties hereto have caused this Standstill Agreement to be executed as of the date first referred to above.

                                       NORTHWEST AIRLINES HOLDINGS
                                       CORPORATION



                                       By:
                                           -------------------------------------
                                            Douglas M. Steenland
                                            Executive Vice President, General
                                                Counsel and Secretary

                                       NORTHWEST AIRLINES CORPORATION



                                       By:
                                           -------------------------------------
                                            Douglas M. Steenland
                                            Executive Vice President, General
                                                Counsel and Secretary

                                        NORTHWEST AIRLINES, INC.



                                       By:
                                           -------------------------------------
                                            Douglas M. Steenland
                                            Executive Vice President, General
                                                Counsel and Secretary


                                       CONTINENTAL AIRLINES, INC.



                                       By:
                                           -------------------------------------
                                            Jeffery A. Smisek
                                            Executive Vice President, General
                                                Counsel and Secretary


                    [SIGNATURE PAGE TO STANDSTILL AGREEMENT]




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